UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2015 (June 19, 2015)

Mariposa Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55239	47-1201309
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

888 Prospect Street
La Jolla, CA	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 263-2700

ANDES 2 Inc.

6803, The Center

99 Queens Road, Central, Hong Kong

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Page

Item 1.01 Entry into a Material Definitive Agreement.	2

Item 2.01 Completion of Acquisition or Disposition of Assets.	2

The Purchase	2

Description of our Company	3

Description of our Business	4

Management’s Discussion and Analysis or Plan of Operation	9

Risk Factors	13

Management	17

Executive Compensation	19

Security Ownership of Certain Beneficial Owners and Management	20

Certain Relationships and Related Transactions	22

Description of Securities	22

Market for Common Equity and Related Stockholder Matters	25

Changes in and Disagreements with Accountants On Accounting and Financial Disclosure	25

Recent Sales of Unregistered Securities	25

Indemnification of Directors and Officers	25

Item 3.02. Unregistered Sales of Equity Securities	26

Item 4.01. Changes in Registrant’s Certifying Accountant	27

Item 5.01. Changes in Control of Registrant.	27

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.	28

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.	28

Item 5.06. Change in Shell Company Status	28

Item 9.01. Financial Statements and Exhibits	28

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. These forward-looking statements include, but are not limited to, statements relating to our ability to raise sufficient capital to finance our planned operations, market acceptance of our technology and product offerings, our ability to attract and retain key personnel, our ability to protect our intellectual property, and estimates of our cash expenditures for the next 12 to 36 months. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this current report sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

EXPLANATORY NOTE

This Amendment No. 1 to the current report on Form 8-K previously filed on June 25, 2015 (the "Prior Form 8-K") is being filed to amend and restate Item 9.01 to correct the Exhibit Index to reflect that confidential treatment is being requested only with respect to Exhibit 10.5 and to re-file Exhibit 10.5 to show by asterisks the omitted text and a legend to reference that confidential treatment of the omitted text is requested from the U.S. Securities and Exchange Commission. There are no changes to the financial statements or the Company's financial results for the years ended June 30, 2013 and 2014 or to any of the other Items of the Prior Form 8-K.

This current report responds to the following items on Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Item 3.02	Unregistered Sales of Equity Securities.

Item 4.01	Changes in Registrant’s Certifying Accountant.

Item 5.01	Changes in Control of Registrant.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 5.06	Change in Shell Company Status.

Item 9.01	Financial Statements and Exhibits.

As used in this current report and unless otherwise indicated, the terms the “Company,” “we,” “us,” and “our” refer to Mariposa, Inc. after giving effect to our purchase of all issued and outstanding shares of Mariposa Health Limited and the related transactions described below, unless the context requires otherwise.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), Mariposa Australia’s audited financial statements for the fiscal years ended June 30, 2013 and 2014 are filed in this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b), our pro forma financial statements are filed in this Current Report on Form 8-K.

(c) Exhibits

3(i)	Amended and Restated Certificate of Incorporation filed March 5, 2015 [

4.1	Form of common stock certificate

10.1	Share Purchase Agreement dated May 29, 2015, by and between Mariposa US Inc. and Mariposa Health Limited

10.2	Assignment Agreement dated August 16, 2010 between Mariposa Health Limited and Activus Pharmaceuticals

10.3	Sale and Purchase Agreement dated February 24, 2014, between Mariposa Health Limited and Bioxyne Limited

10.4	Royalty Agreement dated February 24, 2014, between Mariposa Health Limited and Hunter Immunology Pty Ltd.

10.5	Exclusive License Agreement dated June 7, 2015 among Mariposa Health Limited, Hunter Immunology Pty Ltd. and Shanxi Kangbao Biological Product Co., Ltd.*

10.6	Convertible Note dated January 28, 2015, between Mariposa Health Limited and Lyndcote Super Pty Ltd.

10.7	Convertible Note Deed dated September 28, 2010, between Mariposa Health Limited and Soho Flordis International Pty Ltd.

10.8	Senior Note dated June 17, 2015, between Mariposa Health Limited and PTS, Inc.

10.9	Employment Agreement dated June 1, 2015 with Dr. .Phillip Comans

10.10	Employment Agreement dated June 1, 2015 with Kevin Lynn

21.1	Subsidiaries of the registrant

23.1	Consent of UHY Haines Norton Chartered Accountants

*Portions of this exhibit 10.1 have been omitted and separately filed with the SEC with a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 3, 2015	Mariposa Health, Inc.

	By:	/s/Dr. Phillip Comans
Dr. Phillip Comans
President

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